Baird Industrial Conference November 2013

Safe Harbor Statement “Safe Harbor” Statement under the Private Securities Litigation Reform Act of 1995: Any forward-looking statements contained herein, including those relating to market conditions or the Company’s financial results, costs, expenses or expense reductions, profit margins, inventory levels, foreign currency translation rates, liquidity expectations, business goals and sales growth, involve risks and uncertainties, including but not limited to, risks and uncertainties with respect to regional or general economic and currency conditions, various conditions specific to the Company’s business and industry, new housing starts, weather conditions, market demand, competitive factors, changes in distribution channels, supply constraints, effect of price increases, raw material costs and availability, technology factors, integration of acquisitions, litigation, government and regulatory actions, the Company’s accounting policies, and other risks which are detailed in the Company’s Securities and Exchange Commission filings, included in Item 1A of Part I of the Company’s Annual Report on Form 10-K for the fiscal year ending December 29, 2012, Exhibit 99.1 attached thereto and in Item 1A of Part II of the Company’s Quarterly Reports on Form 10-Q. These risks and uncertainties may cause actual results to differ materially from those indicated by the forward-looking statements. All forward-looking statements made herein are based on information currently available, and, except as required by law, the Company assumes no obligation to update any forward-looking statements. 2

Topics Company Overview --- Water Systems Growth Initiatives --- Fueling Systems Growth Initiatives 3

2009-2012 Sales History 4 2010 $0 $200 $300 $400 $500 $600 $700 2009 $626 M $100 2011 $1,000 $891 M 2012 $714 M $821 M $900 $800

2009-2012 Operating Income(1) History 5 1 After non-GAAP adjustments – See 10Q For reconciliation 2010 $0 $50 $75 $100 2009 $49.9 M $25 2011 $125 $114.9 M 2012 $72.4 M $95.7 M

2013 Financial Summary 9 mos. YTD 2013 +(-) Prior Net Sales $736 M + 7.2% Earning Per Share(1) $1.43 + 10.9% ROIC(2) 19.5% - 0.5% 1 After non-GAAP adjustments – See 10Q For reconciliation (post stock split) 2 ROIC = LTM operating income after non-GAAP adjustments ÷ (net debt + equity) 6

June 2012 Drought Map 7 June 26, 2012 Valid 7 a.m. EST (Released Thursday, Jun. 28, 2012) U.S. Drought Monitor CONUS http://droughtmonitor.unl.edu/ The Drought Monitor focuses on broad-scale conditions. Local conditions may vary. See accompanying text summary for forecast statements. D0 Abnormally Dry D1 Moderate Drought D2 Severe Drought D3 Extreme Drought D4 Exceptional Drought Intensity: Author: Richard Heim NCDC/NOAA

June 2013 Drought Map 8 June 25, 2013 Valid 7 a.m. EST (Released Thursday, Jun. 27, 2013) U.S. Drought Monitor CONUS http://droughtmonitor.unl.edu/ The Drought Monitor focuses on broad-scale conditions. Local conditions may vary. See accompanying text summary for forecast statements. D0 Abnormally Dry D1 Moderate Drought D2 Severe Drought D3 Extreme Drought D4 Exceptional Drought Intensity: Author: Mark Svoboda National Drought Mitigation Center

Business Segments Water Systems 80% Fueling Systems 20% Fueling Systems 9mos. YTD 2013 +(-) Prior Sales $148 M + 14.8% Operating Income(1) $31 M + 17.3% Water Systems 9mos. YTD 2013 +(-) Prior Sales $588 M + 5.5% Operating Income(1) $109 M + 5.5% 1 After non-GAAP adjustments – See 10Q For reconciliation 9

Water Systems Sales 10 United States 46% Developed Non-US 16% Developing Regions 38% Geographical Regions – % of Water Systems Sales (P9YTD)

2010 2011 2012 YTD 2013 Developed World 13% 8% 2% 2% Developing World 13% 3% 9% 8% Water Systems 11 1 Excluding acquisitions and FX Organic Growth 2009-2013 YTD(1)

Water Systems Sales 12 Groundwater Pumping Systems 62% Surface Pumps 38% End Markets – % of Water Systems Sales (P9YTD)

Water Systems Sales Irrigation & Industrial Groundwater Pumping Systems 27% Residential Groundwater Pumping Systems 35% Residential Surface Pumps 19% Irrigation & Industrial Surface Pumps 19% 13 End Markets – % of Water Systems Sales (P9YTD)

Water Systems Sales Irrigation & Industrial Groundwater Pumping Systems 27% Residential Groundwater Pumping Systems 35% Residential Surface Pumps 19% Irrigation & Industrial Surface Pumps 19% 14 End Markets – % of Water Systems Sales (P9YTD) #2 Global Supplier to residential water pumping systems distribution channel #1 Global supplier to agricultural irrigation pumping systems distribution channel Non Discretionary Replacement Purchases Represent +80% of Sales

Fixed Cost Leverage 15 2009 2010 2011 2012 LTM Q3 2013 CAGR 2009-13 Sales $626 $714 $821 $891 $941 10.7% Fixed Cost(1) $217 $241 $263 $279 $294 7.9% % 34.7% 33.8% 32.0% 31.3% 31.2% Operating Income(1) $50 $72 $96 $115 $124 25.5% % 8.0% 10.1% 11.7% 12.9% 13.2% Key is Continued Sales Growth ($ M) 1 After non-GAAP adjustments

Water Systems Growth Strategy • Geographic Expansion • Product Line Extensions • Acquisitions – Platform – Bolt-on 16

Geographic Expansion – Global Aquifer Map 17 The World’s aquifers contain 50 times as much fresh water as all the World’s lakes, ponds, rivers, and streams combined.

Geographic Expansion – New International Distribution 18

Geographic Expansion – Sales in Developing Regions 19 2010 $0 $50 $75 $100 $125 $150 $175 $200 $225 2004 2005 2006 2007 2008 2009 $55 M $77 M $94 M $135 M $204 M $188 M $228 M % of Total Franklin Water Sales 16% 38% $25 2011 $270 M $250 $275 $300 $286 M 2012 2013 fcst.(1) $325 $295 M 1 2013 Forecast based on management estimates $55 M Base $106 M Acquisitions $134 M Organic 12% Share of Addressable Market

Product Development Facility 20 Labs Comparison: Lab ft2 Water ft2 Test Sites Motor Testing Bluffton Lab 14,000 5 locations 500 39 350 hp Fort Wayne Lab 25,600 1 location 1,900 120 700 hp New State-of-the-Art Engineering Center of Excellence

Product Development Process CONCEPT MODELING SIMULATION 200 250 300 350 0 500 1000 H ea d (Ft ) Flow (GPM RESULTS TESTING PROTOTYPE OPTIMIZE GEOMETRY 21

Product Line Extension – Oil and Gas Deliquification 22 Gas Line Water Line Typical Water Well Depth (40 to 600 feet) Typical Oil/Gas Well Depth (2000 to 6000 feet)

Product Line Extension – Oil and Gas Deliquification • Franklin System Advantages: – Lower cost – Superior Durability – Superior system controls • Market Focus – US/Canada, Australia, & South Africa – Coal bed methane wells, wet shale wells, & oil stripper wells – Vertical & horizontal wells less than 1 mile deep • Addressable market ≈ $500 M(1) • Product status: – Several systems in operation for two years – Commercialization in January 2013 – Qualifying installations on 3 continents 23 1 Franklin management estimates

Water Systems – Residential Wastewater Pumps • US/Canada Addressable Market ≈ $450 M (excluding Big Box retail)(1) • Franklin Market Rank = #2 • Last Year: Product Line Redesign – Improved Efficiency and Reduced Cost 24 1 Franklin management estimates

Water Systems – Residential Wastewater Pumps • US/Canada Addressable Market ≈ $450 M (excluding Big Box retail)(1) • Franklin Market Rank = #2 • This Year: Product line extensions – Larger non-clog/grinder Pumps • Enter municipal market 25 1 Franklin management estimates

Water Systems – Vertical Boosters • Improved efficiency • Superior features • Greater serviceability 26

Water Systems – Drives & Controls 27 • Leading supplier of drives and controls for low horsepower groundwater pumping applications • Cerus acquisition – technology leader in higher horsepower fluid transfer applications • Sell Cerus drives and controls with Franklin high horsepower pumps and motors • Doubles revenue per installation SUBMERSIBLE PUMPS WASTEWATER SURFACE PUMPS VERTICAL MULTISTAGE

Present Motor Eff. Water Systems – High Efficiency New 6” Motor - Unique High Efficiency Design 28

Water Systems – Solar Driven Water Systems 29

Water Systems – Mobile Pumping Systems • $1 B Global Addressable Market(1) • #4 Global Supplier • Pioneer Pump Sales Growth Rate: 18%/year (2006-2012) • Superior Efficiency, Durability, and Ease of Maintenance 30 1 Franklin management estimates

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Pioneer Pump Rental in UK 32 • Opened first branch – Q2, 2013 • Acquired small competitor – Q3, 2013 • Breakeven – Q1, 2014

Water Systems 3 year sales growth rate: 10% per year 3 year operating income growth rate: 15% per year(1) 3 year operating income margin improvement: 15%(1) to 18%(1) 33 (for the 3 year period ending LTM 9/30/2013) 1 After non-GAAP adjustments – See 10Q For reconciliation

Fueling Systems 34 Fuel Management Systems #2 Global Supplier Vapor Recovery Systems #1 Global Supplier Piping & Containment Systems #1 Global Supplier Pumping Systems #1 Global Supplier Global Addressable Market: $1 B(1) 1 Franklin management estimates

Fueling Systems – Global Growth 35 Up 5.8x North America 2000 2012 20 M 15.2 M 3 M 17.4 M China, India & Latin America 1 Source: Scotiabank Group Global Auto Report New Passenger Vehicle Sales(1)

Fueling Systems – Global Growth(1) 36 United States Rest of World Number of Stations 175,000 550,000 Stations with pressure pumping technology 97% 23% Stations with vapor recovery systems(2) 95% 17% Stations with fuel management systems 75% 35% Stations with flexible piping 45% 35% 1 Franklin management estimates 2 Includes onboard vapor recovery

Fueling Systems – Global Growth 37 • Inventory management • Leak detection • Inventory measurement • Fraud prevention • Low-cost Adapting US Technologies to Needs of International Markets

Fueling Systems – Global Growth 38 Bolt-On Acquisition

Fueling Systems – Segment Sales 39 LTM Q3 2013 2004 $71 M $195 M $17 M $85 M % International 24% 44% International Sales

Fueling Systems 3 year sales growth rate: 18% per year 3 year operating income growth rate: 25% per year(1) 3 year operating income margin improvement: 18%(1) to 21%(1) 40 (for the 3 year period ending LTM 9/30/2013) 1 After non-GAAP adjustments – See 10Q For reconciliation

Acquisitions • Fragmented Global Markets – Platform and Bolt-on Acquisition Opportunities • Franklin Acquisition Profile (Past 10 Years) – Acquisitions per Year – 1.3 – Average Purchase Price – $32 M – Average EBITDA Multiple – 7.2 X 41

Baird Industrial Conference November 2013